                                                                   EXHIBIT 10.19

PeC Photoelectron Corporation
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400-1 Totten Pond Road, Waltham, MA 02154
   (617) 290-5366 . FAX (617) 290-0595


                          CLINICAL RESEARCH AGREEMENT
                          ---------------------------


Agreement made as of the first day of April, 1995, between [******], having a principal place of business at [******] ("[******]"), [******], MD, Department of Neurosurgery, [******], Boston Massachusetts [******] ("Principal Investigator"), and Photoelectron Corporation, a corporation having an office at 400-1 Totten Pond Road, Waltham, Massachusetts, 02154 ("Company").

1. The Principal Investigator agrees to participate as an investigator in a clinical study of the Model 3 Photon Radiosurgery System (hereinafter referred to as the "Study Device") in accordance with the multi-institution study protocol entitled "A Study of the Safety and Efficacy of the Photon Radiosurgery System in the Treatment of Brain Metastases", a copy of which is attached hereto as Exhibit A (hereinafter referred to as "Study"). That portion of Study that is carried out at [******] is hereinafter referred to as "Institutional Study". The Principal Investigator agrees to adhere to the Standard Operating Procedures for the Study as mandated by the FDA and to operate and maintain the Study Device according to the instructions provided by Company. In the event of any conflict between Exhibit A and the provisions of this Agreement, the provisions of this Agreement shall govern.

2. The Institutional Study will be conducted by the Principal Investigator at [******] with the prior approval and ongoing review of all appropriate and necessary review authorities and in accordance with all federal, state and local laws and regulations. The Principal Investigator shall provide Company with written evidence of review prior to the initiation of the Institutional Study and of the Board's continuing review and approval of the Institutional Study whenever it is reviewed, but at least once per year. All volunteers will meet the legal age requirements of the Commonwealth of Massachusetts, the state in which the Institutional Study is to be conducted.

3. Principal Investigator will furnish Company or its designated Study Monitor with the data resulting from the Institutional Study in signed, completed case report forms within one (1) month after the completion of each patient contact and Company shall have the unrestricted right to use such data including, the subjects' names, any identifying information, and any audiotapes, photographs or other likenesses, but only to the extent that subjects' consent have been obtained. The case report forms to be used will be those supplied by Company. Patient records shall be made available to Company representatives upon request for comparison with case report forms. Such records will also be made available upon request for review by representatives of the US. Food and Drug Administration. Records of the study including either the original or a copy of all volunteer consent forms shall be retained in conformance with applicable federal regulations.

4. It is understood that the Study is a multi-center investigation and a publication of results from all sites is expected. After submission of multi-center results for publication, or notification by Company that such a submission is no longer planned, or twelve (12) months after termination of the Study at all sites, whichever shall occur first, the Principal Investigator shall be free to publish the results of the Institutional Study, subject only to the provisions of Paragraph 7 regarding Company's confidential information. Company will be furnished with a copy of any proposed publication for review and comment prior to submission for publication, for manuscripts, at least thirty (30 ) days prior to submission, and for abstracts, at least seven (7) days prior to submission. At the expiration of such thirty (30) or seven (7) day period, Principal Investigator may proceed with submission for publication.

5. In addition, since the Study is to be carried out at a number of institutions, a minimum of one journal article describing the analyzed results from all institutions will be submitted for publication at the conclusion of the Study. Such manuscript(s) will bear as authors, among others, all Principal Investigators of the Study. The order of authors will be as follows: those who design and implement the Study will be first; individuals from the institution contributing the most patients will be listed next; the Principal Investigator and other individuals at the institution contributing the second largest number of patients will be next; and so on.

6. At the conclusion of Study and after such time as a minimum of one multi-authored, multi-institution journal article has been published, all Principal Investigators from all institutions participating in the Study will be given complete access to all of the patient data accrued in the Study.

7. It is understood that [*********] cannot assure confidential treatment of any information that may be disclosed to any [**********] staff member, employee or student. However, the Principal Investigator agrees that, for a period of five years from the date of this agreement, the Principal Investigator will not disclose to any third party information which the Principal Investigator receives from Sponsor which is in writing and designated as confidential or, if disclosed orally, is designated as confidential at the time of disclosure and confirmed in writing as confidential within twenty-one (21) days of such disclosure, or use such information for any purpose other than the purpose of conducting the Study, obtaining any required review of the Study or its conduct, or in the sound judgment of Principal Investigator, ensuring proper medical treatment of any patient or subject. Such information shall not be considered confidential nor subject to this Agreement if it: (1) was in Principal Investigator's possession prior to receipt thereof from Sponsor as shown by written records; (ii) is already available or becomes available to the public through no fault of Principal Investigator; (iii) was received by Principal Investigator from a third party having a right to disclose it; (iv) is developed by or on behalf of Principal Investigator independent of any disclosure hereunder, or (v) was ordered disclosed as a matter of law.

8. [******] shall promptly disclose to Company any discovery or invention ("Invention") made in the performance of the Study by [******] or its investigators or its other personnel, solely or jointly with personnel of Company. If either [******]or Company desires to obtain patent protection for any such Invention, the parties will meet and confer to determine the advisability thereof and the responsibility for the filing, prosecution and costs thereof. [******] shall be the sole owner, either by reason of written agreement, [******] policies, or otherwise by operation of law, of all such Inventions made solely by its investigators or its other personnel. [******] and Company shall jointly own all of such Inventions made jointly by personnel of Company and investigators or other personnel of [******].

[******] hereby grants to Company a royalty-free, non-exclusive license to each Invention solely owned by [******] which is made in the performance of the Study and which results from the research contemplated by Exhibit A. For new inventions not contemplated by the Study protocol, and for any invention for which Company would like exclusivity, Company shall have one hundred eighty
(180) days following receipt by Company of a disclosure of an Invention, to submit a written request to [******] to acquire an exclusive, royalty-bearing license to all of [******] rights to the disclosed Invention. Following such request, [******] and Company shall negotiate for an exclusive or non-exclusive worldwide commercialization license to all rights that [******] may have in any such Invention for the protectable life of the Invention, on reasonable terms and conditions to be negotiated at such time. If the parties are unable to reach agreement for any such license after six (6) months of good faith negotiations, then for eighteen (18) months thereafter Company shall remain entitled to exercise a right of first refusal with respect to [******] rights to any such Invention as follows: Before accepting an offer from, or making an offer to, a third party on terms more favorable than those last offered to Company to acquire rights in such Invention, [******] shall inform Company of such offer and shall allow Company a period of thirty (30) days in which to elect whether to acquire [******] right to the invention under such terms as are offered to or by [******].

9. This Agreement shall remain in force until the completion of Study, subject to annual review at a minimum. Any party hereto shall have the right to terminate the Study and this Agreement at any time upon thirty (30) days prior written notice thereof to the other parties. In the event of termination, the amount of the reimbursement under Paragraphs 10 and 11(e) by Company to support the Study shall be appropriately prorated. The obligations of the parties under Paragraphs 3,4,7,8,13,17,18,20 and 21 shall survive the termination of this Agreement,

10. Equipment and other supplies provided by the Company include the following: two Model 3 X-ray sources (each including internal radiation monitor), a Control Box System, a 486DX Laptop Computer with applications software, colour HP printer, photodiode array, probe straightener, external radiation monitor and various clinical accessories, an ionization chamber, an electrometer with computer interface, an IBM-compatible computer and a number of calibration accessories, a dosimetry water tank with control electronics, applications software, a radiochromic film reader, dosimetry phantoms and dosimetry accessories.

11. Company agrees to support this institutional Study by: (a) providing a Study Device including all equipment and supplies listed in paragraph (10) above at no charge to [******] (b) providing the Principal Investigator with information and instruction pertaining to the Study Device and its operation as needed to perform the Institutional Study; (c) repairing, maintaining, and modifying the Study Device as needed during the Institutional Study; (d) monitoring the Institutional Study; and (e) providing [******] with a research grant for one-half the salary, plus fringe benefits, plus indirect costs, of a nurse/coordinator designated by [******] during the Institutional Study. The actual amount payable to [******] for the nurse/coordinator will be contingent upon the salary of the individual hired for the position, but will not exceed a maximum total amount in the first year of this Agreement of $57,513.18, which includes maximum salary of $34,049.60, maximum fringe benefits at twenty-seven per cent (27%) of salary in the amount of $9,193.39 and maximum indirect costs at thirty-three per cent (33%) of salary plus fringe benefits in the amount of $14,270.19. The maximum total amount in subsequent years may be increased by no more than five per cent (5%).

Payments will be made quarterly by way of a check made out to [****************]
[**************]. Checks will be sent to:   Research Administration
                                            Attention:  [***************]
                                            [***************************]
                                            [**************]
                                            [*************]

The responsibilities of the nurse/coordinator will include overseeing the collection and assembly of data generated by the Institutional Study, frequent correspondence with the Study Monitor, scheduling of patient visits, and supervision of the follow-up of each patient by shepherding patients through their visits with various physicians and to different diagnostic procedures.

12. At the completion of enrollment and treatment of twenty-five (25) patients with the Study Device, all supplies and equipment listed in paragraph (10) above will become assets of [******]. Clinical use of the Study Device other than for the Institutional Study or for any other study of which Company is the Sponsor and [******] is a participating clinical site, shall become the responsibility of [******]. These responsibilities include complying with all applicable regulations of the United States Food and Drug Administration (FDA), particularly those regulations pertaining to clinical use of investigational devices.

13. If the Institutional Study is terminated early (prior to treatment of twenty-five (25) patients with the Study Device), an accounting will be made of the clinical equipment and supplies provided for the Institutional Study by Company and any such supplies remaining shall be returned to Company on a pro rata basis agreeable to both [******] and Company. In addition, the amount of the research grant under Paragraph 11(e) by Company to support the Institutional Study shall be appropriately prorated based on the duration of the Agreement.

14. It is understood that, in the interest of device integrity and patient safety, the Study Device will be used for no purpose other than the Institutional Study without the written permission of the Director of Clinical Research and Regulatory Affairs at Company.

15. It is agreed that [******] will treat a minimum of ten (10) eligible patients per year with the Study Device, and is expected to treat a minimum of twenty (20) patients in the two years following the date of this Agreement. Failure to treat at least ten eligible patients per year with the Study Device may result in termination of the Institutional Study at [******] in accordance with paragraph 9 and the return of equipment as provided for in paragraph 13.

16. The covers may not be removed from any of the equipment listed in paragraph
(10) by non-Company personnel with the sole exception of the Control Box System which may be opened for testing only in order to switch from manual to computer control of the system. Adherence to this policy will both protect the interests of the Company and ensure that all Study patients are treated with equipment that has met the same standards.

17. (a) Company shall indemnify, defend and hold harmless [******] and its trustees, officers, medical and professional staff, employees, and agents and their respective successors, heirs and assigns (the "Indemnitees"), against any liability, damage, loss, or expense (including reasonable attorney's fees and expenses of litigation) incurred by or imposed upon the Indemnitees or any one of them in connection with any claims, suits, actions, demands or judgments:
(i) arising out of any theory of product liability (including, but not limited to, actions in the form of tort, warranty, or strict liability) concerning the Study Device or any modification thereof developed pursuant to this Agreement and made by Company or a licensee, affiliate or agent of Company; (ii) arising out of any side effect or adverse reaction, illness or injury resulting from Indemnitees' performance of the Institutional Study and occurring to any person involved in the Institutional Study; or (iii) arising out of damage to any property resulting from and occurring during the Indemnitees' performance of the Institutional Study.

[******] agrees to notify Company promptly of any such claim, suit, action, demand or judgment and [******] and Principal Investigator agree to permit Company to control the defense and disposition thereof (including without limitation, all decisions to litigate, settle or appeal) and further agree to reasonably cooperate with Company in the handling thereof. Company agrees to keep [******] informed of the progress in the defense and disposition of such claims and to consult with [******] with regard to any settlement thereof which Company proposes to enter into.

(b) Company's indemnification under (a) above shall not apply to any liability, damage, loss or expense to the extent that it is attributable to the:
(i) negligent activities or misconduct of any of the Indemnitees, or
(ii) failure of any of the Indemnities to adhere to the terms of the protocol for the Study or the Standard Operating Procedures or to operate the Study Device according to instructions provided by Company.

(c) Company agrees, at its own expense, to provide attorneys reasonably acceptable to [******] to defend against any actions brought or filed against any party indemnified hereunder with respect to the subject of indemnity contained herein, whether or not such actions are rightfully brought.

18. (a) At such time as the Study Device or any modification thereof is being commercially distributed or sold (other than for the purpose of obtaining regulatory approvals) by Company or by a licensee, affiliate or agent of Company, Company shall, at its sole cost and expense, procure and maintain comprehensive general liability insurance in amounts not less than $2,000,000 per incident and $2,000,000 annual aggregate and naming the Indemnitees as additional insureds, with respect to claims arising out of Indemnitees' performance of, or involvement in, the Institutional Study, except those claims attributable to (i) or (ii) of subparagraph 17 (b) of this Agreement. Such comprehensive general liability insurance shall provide (i) product liability coverage and (ii) broad form contractual liability coverage for Company's indemnification under Paragraph 17 of this Agreement. If Company elects to self-insure all or part of the limits described above (including deductibles or retentions which are in excess of $250,000 annual aggregate) such self-insurance program must be acceptable to [******] and the Risk Management Foundation of the Harvard Medical Institutions, Inc. The minimum amount of insurance coverage required under this Paragraph 18 shall not be construed to create a limit of Company's liability with respect to its indemnification under Paragraph 17 of this Agreement.

(b) Company shall provide [******] with written evidence of such insurance upon request of [******]. Company shall provide [******] with written notice at least fifteen (15) days prior to the cancellation, non-renewal or material change in such insurance.

(c) Company shall maintain such comprehensive general liability insurance during
(i) the period that the Study Device or any modification thereof is being commercially distributed or sold (other than for the purpose of obtaining regulatory approvals) by Company or by a licensee, affiliate or agent of Company and (ii) a reasonable period after the period referred to in (c)(i) above which in no event shall be less than five (5) years.

19. The terms of this Agreement can be modified only by a writing which is signed by [******], Principal Investigator and Company.

20. Except for disclosure of each party's support for this clinical study, neither party to this Agreement shall use the name of the other party or of the Principal Investigator, any staff member, employee or student of the other party or any adaptation thereof in any publicity without the prior written approval of the party or individual whose name is to be used.

21. Any notices to be delivered by either party to the others shall be delivered as follows: if to [******] to Vice President, Office of Research Administration, [**************************************************************],if to Principal
Investigator to [*********], MD, Neurosurgery Department, [********************] [******************************************], if to Company to Thomas
Varricchione, Photoelectron Corporation, 400-1 Totten Pond Road, Waltham MA
02154.

22. The provisions of the Agreement shall be interpreted under the laws of the Commonwealth of Massachusetts.

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the day and year first written above.

PHOTOELECTRON CORPORATION               [****************************]


BY: /s/Thomas R. Varricchione           BY: /s/[*****************]
   --------------------------              ----------------------------
   THOMAS R. VARRICCHIONE                    [****************]
 DIRECTOR, CLINICAL RESEARCH                   VICE PRESIDENT
   AND REGULATORY AFFAIRS                  RESEARCH ADMINISTRATION

DATE: 14 April 1995                     DATE: 4/24/95
     ------------------------                --------------------------

BY: /s/Peter Oettinger                   BY: /s/[****************]
   --------------------------               ---------------------------
    PETER OETTINGER, PH.D.                     [*********], M.D.
     VICE PRESIDENT AND                     PRINCIPAL INVESTIGATOR
   CHIEF OPERATING OFFICER

DATE: 14 April, 1995                         DATE: April 21, 1995
     ------------------------                     ---------------------